UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AB PRIVATE CREDIT INVESTORS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AB PRIVATE CREDIT INVESTORS CORPORATION

405 Colorado Street, Suite 1500

Austin, Texas 78701

August 6, 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of AB Private Credit Investors Corporation (the “Fund,” “we,” “us” or “our”) to be held on September 17, 2024, at 10:45 a.m. (CT). The Annual Meeting will be conducted as a virtual meeting hosted by means of a live audio webcast. The Annual Meeting can be accessed on the above date and time, and you or your proxyholder can participate in and vote at the virtual Annual Meeting by registering at www.proxydocs.com/AB and using the control number included with this proxy statement.

At the Annual Meeting, you will be asked to consider and vote upon proposals relating to:

(i) the re-election of Matthew Bass to serve for a three-year term expiring at the 2027 annual meeting of stockholders and until his successor is duly elected and qualified;

(ii) the re-election of John G. Jordan to serve for a three-year term expiring at the 2027 annual meeting of stockholders and until his successor is duly elected and qualified; and

(iii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2024.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement include additional information relating to the foregoing items.

To be admitted to the Annual Meeting and vote your Shares, you must register in advance at www.proxydocs.com/AB and provide the control number as described in the proxy card included with this proxy statement. Upon completing your registration, you will receive further instructions via email, including unique links to access the Annual Meeting and to submit questions in advance of the Annual Meeting. You may vote by proxy in advance of the Annual Meeting via the Internet by visiting www.proxydocs.com/AB and entering the control number found on the proxy card. If you have any questions, including with registration for attendance at the Annual Meeting, or need assistance voting, please call our proxy solicitor, Mediant Communications Inc., which we refer to as “Mediant,” at (888) 706-0515. Mediant will have technicians ready to assist stockholders with any difficulties accessing the Annual Meeting. If you encounter any difficulties accessing or participating in the Annual Meeting following registration, please call the technical support number that will be listed in the Annual Meeting access email that pre-registered stockholders will receive approximately one hour prior to the start of the Annual Meeting.

Your vote is extremely important to us. If you will not attend the Annual Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

On behalf of the Board of Directors, we thank you for your continued support of the Fund.

Sincerely,

/s/ J. Brent Humphries

J. Brent Humphries
President and Chairman of AB Private Credit Investors Corporation

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

AB PRIVATE CREDIT INVESTORS CORPORATION

405 Colorado Street, Suite 1500

Austin, Texas 78701

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

Date:	September 17, 2024

Time:	10:45 a.m. (CT)

Place:	The Annual Meeting will be conducted solely virtually, via live audio webcast, and you or your proxyholder can participate in and vote at the virtual Annual Meeting by registering at www.proxydocs.com/AB and using the number included with this proxy statement.

Record Date:	July 30, 2024. Only stockholders of record as of the close of business on the record date are entitled to notice of, to attend and to vote at the Annual Meeting.

Items of Business:

●    To consider and vote upon a proposal to re-elect Matthew Bass for a three-year term expiring at the 2027 meeting of stockholders and until his successor is duly elected and qualified.

●    To consider and vote upon a proposal to re-elect John G. Jordan for a three-year term expiring at the 2027 meeting of stockholders and until his successor is duly elected and qualified.

●    To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proxy Voting:

Important. Please vote your Shares promptly to ensure the presence of a quorum at the Annual Meeting. Voting your shares now via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card or voting instruction form will save the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting, as your proxy is revocable at your option. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting thereat.

For Assistance. If you have any questions, including with registration for attendance at the Annual Meeting, or need assistance voting, please call Mediant at (888) 706-0515. Mediant will have technicians ready to assist stockholders with any difficulties accessing the Annual Meeting. If you encounter any difficulties accessing or participating in the Annual Meeting following registration, please call the technical support number that will be listed in the Annual Meeting access email that pre-registered stockholders will receive approximately one hour prior to the start of the Annual Meeting.

THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Fund’s Proxy Statement, the proxy card, and the Annual Report to Stockholders are available at www.proxydocs.com/AB. Please note that if you plan to join the Annual Meeting, you must register in advance and provide the control number as described in the proxy card included with this proxy statement. Upon completing your registration, you will receive further instructions via email, including unique links to access the Annual Meeting and to submit questions in advance of the Annual Meeting.

Your vote is extremely important to us. If you will not attend the Annual Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by internet or by telephone. In the event there are not sufficient votes for a quorum or to approve the proposal at the time of the Annual Meeting, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Fund.

By Order of the Board of Directors,

/s/ Neal Kalechofsky

Neal Kalechofsky Secretary

AB PRIVATE CREDIT INVESTORS CORPORATION

405 Colorado Street, Suite 1500

Austin, Texas 78701

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

September 17, 2024

AB Private Credit Investors Corporation, which we refer to as the “Fund,” “we,” “us” or “our,” has made these proxy materials available to you on the Internet or has delivered printed versions of these materials to you by mail in connection with the solicitation of proxies by the board of directors of the Fund, which we refer to as the “Board,” for use at the 2024 Annual Meeting of Stockholders, which we refer to as the “Annual Meeting,” to be held virtually on September 17, 2024, at 10:45 a.m. Central Time, and any postponements or adjournments thereof. We intend to hold our annual meeting via live audio webcast, and you or your proxyholder can participate in and vote at the virtual Annual Meeting by registering in advance at www.proxydocs.com/AB and providing the control number as described in the proxy card included with this proxy statement. Upon completing your registration, you will receive further instructions via email, including unique links to access the Annual Meeting and to submit questions in advance of the Annual Meeting. You are invited to attend the Annual Meeting and requested to vote on the proposals described in this proxy statement. If you have any questions, including with registration for attendance at the Annual Meeting, or need assistance voting, please call Mediant at (888) 706-0515. Mediant will have technicians ready to assist stockholders with any difficulties accessing the Annual Meeting. If you encounter any difficulties accessing or participating in the Annual Meeting following registration, please call the technical support number that will be listed in the Annual Meeting access email that pre-registered stockholders will receive approximately one hour prior to the start of the Annual Meeting.

The Fund’s proxy materials for the Annual Meeting, including, this proxy statement, the Notice of 2024 Annual Meeting of Stockholders, which we refer to as the “Notice of Annual Meeting,” and the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which we refer to as the “Annual Report,” as filed with the U.S. Securities and Exchange Commission, which we refer to as the “SEC,” on March 29, 2024, were first sent or made available to stockholders on or about August 6, 2024.

Items of Business

All properly executed proxies representing shares of common stock, par value $0.01 per share, of the Fund, which we refer to as the “Shares,” received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR:

(i) the proposal to re-elect Matthew Bass for a three-year term expiring at the 2027 meeting of stockholders and until his successor is duly elected and qualified;

(ii) the proposal to re-elect John G. Jordan for a three-year term expiring at the 2027 meeting of stockholders and until his successor is duly elected and qualified; and

(iii) the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2024, which we refer to as the “Accountant Proposal.”

Record Date

Only stockholders of record as of the close of business on July 30, 2024, which we refer to as the “Record Date,” are entitled to notice of, to attend and to vote at, the Annual Meeting and any postponements or adjournments thereof. As of the Record Date, there were 58,978,578.045 issued and outstanding Shares held by 3,626 holders of record.

Proxy and Voting Procedures

Stockholders are entitled to one vote for each Share held, and may vote at the Annual Meeting or by proxy in accordance with the instructions provided below.

Your vote is important. By authorizing a proxy promptly, the expense of a second mailing and/or additional solicitations by other means, including, in person and by telephone, facsimile, and email may be avoided.

Voting by Stockholders of Record

You are considered the stockholder of record with respect to shares registered directly in your name with the Fund’s transfer agent, AllianceBernstein Investor Services, Inc., and the Notice of Annual Meeting and other proxy materials were furnished directly to you by the Fund. As a stockholder of record, there are four ways to vote:

•

Via the Internet. You may vote by proxy via the Internet by visiting www.proxydocs.com/AB and entering the control number found on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.

•

By Telephone. If you receive or request printed copies of the proxy materials by mail, you will receive a proxy card; and you may vote by proxy by calling the toll free number and entering the control number located on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.

•

By Mail. If you receive or request printed copies of the proxy materials by mail, you will receive a proxy card; and you may vote by proxy by filling out the enclosed proxy card and returning it in the envelope provided. Allow sufficient time for your proxy card to be timely received prior to the cut-off time.

•

At the Annual Meeting. To be admitted to the Annual Meeting and vote your Shares during the Annual Meeting, you must register in advance and provide the control number as described in the proxy card included in this proxy statement. Upon completing your registration, you will receive further instructions via email, including unique links to access the Annual Meeting, to vote your shares at the Annual Meeting and to submit questions in advance of the Annual Meeting. If you have any questions, including with registration for attendance at the Annual Meeting, or need assistance voting, please call Mediant at (888) 706-0515. Mediant will have technicians ready to assist stockholders with any difficulties accessing the Annual Meeting. If you encounter any difficulties accessing or participating in the Annual Meeting following registration, please call the technical support number that will be listed in the Annual Meeting access email that pre-registered stockholders will receive approximately one hour prior to the start of the Annual Meeting.

Quorum; Adjournments

The presence at the Annual Meeting or by proxy of the holders of Shares entitled to cast a majority of the votes entitled to be cast will constitute a quorum for the transaction of business at the Annual Meeting. Accordingly, your Shares will be counted for purposes of determining if there is a quorum if you:

•	Are entitled to vote and you are present at the Annual Meeting; or
•	Have properly voted by proxy via the Internet, by telephone or by mail.

If a quorum is not present, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days after the Record Date without notice, other than announcement at the Annual Meeting, to solicit additional proxies. The persons named as proxies will vote those proxies “FOR” such adjournment. Any business that might have been transacted at the Annual Meeting if a quorum were present that was included in the notice sent to stockholders may be transacted at any adjournment of the Annual Meeting.

Vote Required; Effect of Abstentions

Approval of Director Election Proposals. Each director nominee in an uncontested election will be elected by a majority of all the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes will not count as votes cast and will therefore have no effect on the election of Messrs. Bass and Jordan, other than that any such Shares will be counted for purposes of determining if there is a quorum.

Approval of Accountant Proposal. The affirmative vote of a majority of the votes cast at the Annual Meeting, provided that a quorum is present, is necessary for approval of the Accountant Proposal. Abstentions will not count as votes cast and will therefore have no effect on the Accountant Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Fund’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Shares, there will not be any broker non-votes with respect to the Accountant Proposal.

Stockholders of Record. If you are a stockholder of record, your properly executed proxy received prior to the Annual Meeting, and not duly revoked, will be voted in accordance with your instructions marked thereon. However, if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your Shares in the manner recommended by the Board on all matters presented in this proxy statement. With respect to any other business that may be properly presented for a vote at the Annual Meeting, the proxy holders will vote your Shares in such manner as they may determine in their discretion.

Householding

The Fund combines mailings for multiple accounts going to a single household by delivering to that address, in a single envelope, a copy of the documents (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you are part of a household that has received only one copy of this proxy statement, the Fund will deliver promptly a separate copy of this proxy statement to you upon written or oral request. To receive a separate copy of this proxy statement, please contact the Fund by calling 212-969-1000, or by mail to the Fund’s offices at AB Private Credit Investors Corporation, 501 Commerce Street, Nashville, Tennessee 37203, Attention: Secretary.

Revocation of Proxies

You may revoke your proxy and change your vote before the proxies are voted at the Annual Meeting. You may change your vote using the Internet or telephone methods described herein prior to the applicable cutoff time before the Annual Meeting, in which case only your latest Internet or telephone proxy will be counted. Alternatively, you may revoke your proxy and change your vote by signing and returning a new proxy dated as of a later date, or by attending and voting at the Annual Meeting. However, your attendance at the Annual Meeting will not automatically revoke your proxy, unless you properly vote at the Annual Meeting, or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Fund prior to the Annual Meeting at the following address: AB Private Credit Investors Corporation, 501 Commerce Street, Nashville, Tennessee 37203, Attention: Secretary.

Announcement of Voting Results

Preliminary voting results regarding the Fund will be announced at the Annual Meeting. Final voting results regarding the Fund will be published in a current report on Form 8-K within four business days after the date of the Annual Meeting.

Information Regarding this Solicitation

The Fund is paying all costs associated with the solicitation of proxies for the Annual Meeting. The Fund has retained Mediant to assist in the solicitation of proxies at a cost that the Fund anticipates will not exceed $50,000.

In addition to the solicitation of proxies by mail, proxies may be solicited by other means, including, in person and by telephone, facsimile, and email, by Mediant and/or by directors, officers and employees of the Fund, AB Private Credit Investors LLC, which we refer to as the “Adviser,” AllianceBernstein L.P., which we refer to as “AB,” and/or affiliates of the Adviser and AB, none of whom will receive any additional compensation for their services.

Notice of Internet Availability of Proxy Materials

In accordance with SEC regulations, the Fund has made this proxy statement, the Notice of Annual Meeting and the Annual Report available to stockholders on the Internet. Stockholders may (i) access and review the Fund’s proxy materials, (ii) authorize their proxies, as described in “Proxy and Voting Procedures,” below, and/or (iii) elect to receive future proxy materials by electronic delivery, via the Internet address provided below:

This Proxy Statement, the Notice of Annual Meeting and the Fund’s Annual Report are available at www.proxydocs.com/AB.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Fund furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Fund encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email may request a printed set of proxy materials. Instructions on how to request a printed set of the proxy materials are provided in the section entitled “Proxy and Voting Procedures.”

Where to Obtain More Information

The Fund makes available to its stockholders free of charge on its website its Annual Report as soon as reasonably practicable after the Fund electronically files the Annual Report with the SEC. A copy of the Fund’s Annual Report will be furnished to stockholders, without exhibits, at no charge, upon written request to the Fund’s offices at: 501 Commerce Street, Nashville, Tennessee 37203, Attention: Secretary. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to the Fund’s Annual Report.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Board Purpose and Structure

Our business and affairs are managed under the direction of the Board. The Board is divided into three classes of directors serving staggered three-year terms and consists of five members, three of whom are not “interested persons” of the Fund, the Adviser or their respective affiliates under Section 2(a)(19) of the Investment Company Act of 1940, as amended, which we refer to as the “1940 Act.” We refer to these individuals as our “Independent Directors.” The Board elects our officers, who serve at the discretion of the Board. The responsibilities of the Board include quarterly determinations of fair value of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities. Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

Our Board has established an Audit Committee and a Nominating and Corporate Governance Committee, and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. J. Brent Humphries, an “interested person” of the Fund, serves as Chairman of our Board and President of the Fund. We believe that Mr. Humphries’ history with the Adviser as its President and Chairman of the Investment Committee and his extensive knowledge of and experience in the financial services industry qualify him to serve as the Chairman of our Board. Our view is that we are best served through this existing leadership structure, as Mr. Humphries’ relationship with the Adviser provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.

Our Board does not have a lead Independent Director. We are aware of the potential conflicts that may arise when a non-Independent Director is Chairman of our Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the Independent Directors in executive session without the presence of interested Directors and management, and the establishment of an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Directors.

Board Meetings and Attendance

During 2023, including both regularly scheduled and special meetings, our Board met a total of four times, the Audit Committee met a total of four times and the Nominating and Corporate Governance Committee met a total of two times. During 2023, none of the Fund’s Directors attended fewer than 75% of the meetings of the Board. Additionally, in 2023, all of the members of the Audit Committee attended all of the meetings of such committee and all of the members of the Nominating and Corporate Governance Committee attended all of the meetings of such committee. During each meeting of the Audit Committee, the Audit Committee met privately with the Fund’s independent registered public accounting firm. All directors are expected to attend at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We require each director to make a diligent effort to attend all Board and committee meetings. We do not have a formal policy regarding director attendance at an annual meeting of stockholders. Two of the Fund’s directors attended the 2023 annual meeting of stockholders, each via video webcast.

Board of Directors and Executive Officers

Directors

Under our articles of incorporation, our directors are divided into three classes. At each annual meeting, directors are elected for staggered terms of three years, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Information regarding our Board is as follows:

Name	Age	Position(s) held with the Fund	Director Since	Expiration of Term	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)

Interested Directors
J. Brent Humphries	56	President and Chairman of AB Private Credit Investors Corporation President, AB Private Credit Investors LLC (Adviser)	2016	2026	Senior Vice President of AllianceBernstein L.P. (2014 – Present); President and Chairman of AB Private Credit Investors Corporation; President of AB Private Credit Investors LLC (Advisor) (2014 –Present); President and Chief Executive Officer of AB Private Lending Fund (2024 – Present)	Trustee of AB Private Lending Fund (2024 – Present)	1
Matthew Bass	45	Interested Director	2016	2024	Head of Private Alternatives for AB (2010 – Present)	Trustee of AB Private Lending Fund (2024 – Present)	2
Independent Directors
John G. Jordan	53	Director	2016	2024	Independent Consultant (2016 – Present); Managing Member of Viaje 254, LLC (2018 – Present); Managing Member of Evans 254, LLC (2018 – 2023); Managing Member of 2FiveFour, LLC (2018 – Present); Chief Financial Officer of woombikes USA, LLC (2019 – 2021)	Advisory Board Member of LBJ Family Partnership (2021 – Present); Advisory Board Member of LBJ Family Wealth Advisors, Ltd. (2015 –2021); Member of the Finance Committee of Texas Tribune, Inc. (2019 – Present); Trustee of AB Private Lending Fund (2024 – Present)	2
Richard S. Pontin	70	Director	2016	2025	Advisor to private equity and venture capital companies and entrepreneurs (2001 –Present)	Trustee of AB Private Lending Fund (2024 – Present)	2
Terry Sebastian	55	Director	2016	2026	Operating Partner at Lake Pacific Partners (2000 – Present); Chairman of Innovative Freeze Dried Food, LLC (2019 – Present); Chief Executive Officer of Savannah Food Company (2024 – Present)	Member of the Advisory Board at Lake Pacific Partners, LLC (2000 – Present); Chairman of Innovative Freeze Dried Food (2019 – Present); Board Member of JR Short (2019 – Present); Trustee of AB Private Lending Fund (2024 – Present)	2

(1)

“Fund Complex” is defined to include registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or registered investment companies advised by the Fund’s Adviser, or that have an investment adviser that is an affiliated person of any other fund in the fund complex. Therefore, the Fund Complex consists of the Fund and AB CarVal Opportunistic Credit Fund.

The address for each of our directors is c/o AB Private Credit Investors Corporation, 405 Colorado Street, Suite 1500, Austin, Texas 78701.

Executive Officers Who Are Not Directors

Name	Age	Position
Jennifer Friedland	50	Chief Compliance Officer
Wesley Raper	46	Chief Financial Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

J. Brent Humphries, our President and the Chairman of our Board, is also the President of the Adviser, which is responsible for all investment decisions for the Fund. He has also served as President and Chief Executive Officer of AB Private Lending Fund since 2024. Brent Humphries joined AB in 2014 as a founding member and President of the Adviser, where he has primary responsibility for overseeing all aspects of the business, including chairing the investment committee, fundraising, investor relations, investment originations, structuring and underwriting, as well as ongoing portfolio management and compliance. He previously held the same position with Barclays Private Credit Partners LLC. Prior to joining Barclays, Humphries served as group head, generalist financial sponsor coverage for the Goldman Sachs Specialty Lending Group, and later led its structured private equity initiative. Before that, he served as a partner and managing director of the Texas Growth Fund and TGF Management Corp., a middle-market private equity fund and investment advisor, respectively. Humphries previously worked in leveraged finance with NationsBank and J.P. Morgan, and as a financial analyst with Exxon. He holds a B.B.A. in finance with an emphasis in accounting from the University of Oklahoma and an M.B.A. from the Harvard Business School. We believe that Mr. Humphries’ experience in middle market corporate credit is a significant competitive advantage for the Fund.

Matthew Bass is Head of Private Alternatives and a member of AB’s Operating Committee, and he has served as a trustee of AB CarVal Opportunistic Credit Fund since 2023 and as a trustee of AB Private Lending Fund since 2024. As head of AB’s Private Alternatives strategic business unit, he is responsible for the leadership and strategic growth of the business, which includes all of AB’s private market investment strategies. Previously, Bass held various roles in the firm’s Alternatives business (including as head of Alternatives and Multi-Asset Business Development, and COO), where he was responsible for business strategy, sourcing of new investment teams, product development and capital raising. Prior to joining the firm in 2010, Bass was a program director at the United States Department of the Treasury, responsible for the design and implementation of various real estate and real estate capital-markets programs pursuant to the Troubled Asset Relief Program. Before that, he was a vice president at The Blackstone Group’s GSO Capital Partners unit. Bass began his career in the Financial Institutions Investment Banking Group at UBS. He holds a B.S. in Finance from Lehigh University. Mr. Bass was selected as an Interested Director because of his prior leadership experience, significant investment knowledge and financial expertise.

Independent Directors

John G. Jordan is an Advisory Board Member of LBJ Family Partnership, a position he has held since 2021 and since 2018 a managing member of various closely held real estate and operating businesses. He has served as a trustee of AB CarVal Opportunistic Credit Fund since 2023, and as a trustee of AB Private Lending Fund since 2024. He has also been a member of the Finance Committee of Texas Tribune, Inc. since 2019. He was Chief Financial Officer of woombikes USA, LLC from 2019 to 2021 and an Advisory Board Member of LBJ Family Wealth Advisors from 2015 through 2021. From 2000 to 2015 he was President and a member of the Board of Directors of BusinesSuites, LP, which he grew into one of the largest regional coworking operators in North America. Mr. Jordan also served as the Treasurer and a member of the Board of Directors of Preferred Office Network, LLC from 2010 through 2015, and as a member of the Board of Directors of various non-profit entities. Prior to 2000, he held positions in finance and business development in financial services and technology firms. Mr. Jordan holds a B.B.A. and an M.B.A. from The University of Texas at Austin, where he was also a part-time lecturer in Entrepreneurial Finance from 2000–2006. Mr. Jordan was selected as one of the Fund’s Independent Directors because of his prior board experience and financial expertise.

Richard S. Pontin has served as a trustee of AB CarVal Opportunistic Credit Fund since 2023 and as a trustee of AB Private Lending Fund since 2024. From 2007–2017, he served as a member of the Board of Directors and audit committee of Tangoe, a leading provider of information Technology and telecom asset and financial management services for global enterprises. He previously served as Executive Chairman of Tangoe from 2007–2009 and as Chief Executive Officer and a member of the Board of Directors of its predecessor company, TRAQ Wireless, from 2004–2007. Mr. Pontin was a member of the Board of Directors and the Compensation Committee of PlumChoice Inc. from 2010–2018. Since 2002 Mr. Pontin has also been an advisor to private equity and venture capital companies and entrepreneurs. He has advised several firms, focusing on corporate strategy, business planning, competitive analysis, M & A due diligence, KPI/metric implementation, product planning, and interim Chief Executive Officer Management. Mr. Pontin was an Executive Partner at Teakwood Capital from 2011 to 2015. Between 2002 and 2011 Mr. Pontin served as the Chief Executive Officer of each of Airclic, Inc., Airband Communications, and Ionex Telecom. Prior to 2002, he served as President and Chief Operating Officer of Broadwing Communications and President and Chief Operating Officer of Cincinnati Bell, Inc., and held various positions at Nextel Communications, Bell South, MCI Communications, AT&T and Marion Laboratories. Mr. Pontin holds a B.S. in Biological Science and an M.B.A. from Drexel University, and is a member of the National Association of Corporate Directors, where he was recognized as the 2015 Governance Fellow for Excellence in Board Management and Governance. Mr. Pontin has been an Independent Director of AB Private Credit Investors Corporation since 2016 and was selected as one of our Independent Directors because of his financial expertise and his significant leadership, corporate governance, management and advisory experience.

Terry Sebastian has served as a trustee of AB CarVal Opportunistic Credit Fund since 2023 and as a trustee of AB Private Lending Fund since 2024. Mr. Sebastian is an Operating Partner and Member of the Advisory Board with Lake Pacific Partners (“Lake Pacific”), a private equity investment firm focused on investments in the food sector where he joined as a founder in 2000. He also currently serves as Chief Executive Officer of Savannah Foods Company, LLC and as Chairman of Innovative Freeze-Dried Foods, LLC, both Lake Pacific portfolio companies. He has previously served as a board member or senior executive in several Lake Pacific portfolio companies now exited including Cal Pacific Specialty Foods, Maxi Foods, Gladson and Teepak Holdings. Prior to Lake Pacific, Mr. Sebastian was a senior vice president at Natural Nutrition Group from 1996–1999 and an executive at McCain Foods from 1993–1994. He began his career as a management consultant at Booz, Allen & Hamilton. In addition to his commercial activities, Mr. Sebastian has served in several non-profit and industry roles. He previously served as a member of the board of directors of the California Strawberry Commission from 2012–2017 and as the Chairman of the Processing Strawberry Advisory Board from 2015–2017. Mr. Sebastian holds an M.B.A. from the Harvard Business School and a B.B.A. with high honors from the University of Texas at Austin. Mr. Sebastian has been an Independent Director of AB Private Credit Investors Corporation since 2016 and was selected as one of our Independent Directors because of his prior board and management experience.

Executive Officers Who Are Not Directors

Jennifer Friedland, the Fund’s Chief Compliance Officer, joined AB in 2020. Since 2020, Ms. Friedland has served as Vice President and Director of Fund Compliance for sub-advised funds of AB, and formerly served as the Fund’s Deputy Chief Compliance Officer. Beginning in 2023, Ms. Friedland also serves as the Chief Compliance Officer of the AllianceBernstein and Sanford C. Bernstein funds. Prior to joining AB, Ms. Friedland served as the Chief Compliance Officer of an SEC-registered investment adviser. Ms. Friedland received her J.D. from Southwestern Law School. She received her B.S. from the University of North Carolina – Charlotte.

Wesley Raper, our Chief Financial Officer, joined AB in 2014 as founding member and Chief Operating Officer of the Adviser, where he is involved in strategy and planning, operations, financing, accounting, portfolio analyses, cash management and compliance. He previously held the same role at Barclays Private Credit Partners LLC from 2008 to 2014. Mr. Raper was a vice president in the Information Technology Group at Barclays LLC from 2000 to 2008. He holds an MEng from the University of Bristol and an M.S. in Finance from the Zicklin School of Business at Baruch College.

Committees of the Board of Directors

Our Board has established an Audit Committee and a Nominating and Corporate Governance Committee, and may establish additional committees in the future. All directors are expected to attend least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We require each director to make a diligent effort to attend all Board and committee meetings.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee’s charter is available to stockholders on the Fund’s website at https://www.bernstein.com/MyBernstein/Documents/ProductDocuments?type=Legal. The members of our Audit Committee are Messrs. Jordan, Pontin and Sebastian, each of whom is an Independent Director and meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act. Mr. Pontin serves as Chair of the Audit Committee. Our Board has determined that Mr. Pontin is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. The Audit Committee is responsible for assisting the Board in its oversight of the accounting, financial reporting, and cybersecurity and data protection policies and practices.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board. A copy of the Nominating and Corporate Governance Committee’s charter is available to stockholders on the Fund’s website at https://www.bernstein.com/MyBernstein/Documents/ProductDocuments?type=Legal. The members of the Nominating and Corporate Governance Committee are Messrs. Jordan, Pontin and Sebastian, each of whom an Independent Director. Mr. Jordan serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for assisting the Board in carrying out its responsibilities with respect to governance of the Fund and the selection, nomination, evaluation and compensation of members of the Board in accordance with applicable laws, regulations and industry best practices. Our Nominating and Corporate Governance Committee may consider nominating an individual recommended by a stockholder for election as a director if such stockholder complies with the advance notice provisions of the Fund’s bylaws. In order to be properly submitted, the stockholder recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 calendar days before the date of the Fund’s proxy statement released to stockholders in connection with the previous year’s annual meeting. The stockholder must meet the requirements and the stockholder recommendation must include the information required by the Fund’s Bylaws and the Nominating and Corporate Governance Committee’s charter. The Nominating and Corporate Governance Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Fund and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee may take into account a wide variety of factors, including (but not limited to):

•	the candidate’s knowledge in matters relating to the investment company industry;
•	any experience possessed by the candidate as a director/trustee or senior officer of other public companies;
•	the candidate’s educational background;
•	the candidate’s reputation for high ethical standards and personal and professional integrity;
•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;
•

the candidate’s perceived ability to contribute to the on-going functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund;

•	the candidate’s ability to qualify as an independent director for purposes of the 1940 Act and any other standards of independence that may be relevant to the Fund;
•	the extent to which the candidate’s background, skills, and experience would complement the background, skills, and experience of other nominees and contribute to the diversity of the Board; and
•	such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board that best serves our needs and the interests of our stockholders. In addition, as part of our Board’s annual-self assessment, the members of our Nominating and Corporate Governance Committee will evaluate the membership of our Board and whether our Board maintains satisfactory policies regarding membership selection.

Communications Between Stockholders and the Board

The Board welcomes communications from the Fund’s stockholders. Stockholders may send communications to the Board or to any particular director to the following address: 501 Commerce Street, Nashville, Tennessee 37203, Attention: Secretary. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Code of Ethics

We and the Adviser each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, which we refer to as the “Advisers Act,” respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. The code of ethics applies to, among others, the Fund’s senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every officer, director and employee of the Fund. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. Persons subject to this code may invest in securities for their personal investment accounts so long as such investments are made in accordance with the code’s requirements. A copy of our code of ethics is available to stockholders on the Fund’s website.

Compensation Discussion and Analysis

Executive Compensation

We do not currently have any employees and do not expect to have any employees. Services necessary for our business will be provided by individuals who are employees of the Adviser, State Street Bank and Trust Company, which we refer to as the “Administrator,” or their respective affiliates, pursuant to the terms of the Advisory Agreement, the Administration Agreement and the Expense Reimbursement Agreement (each as defined below), as applicable. Our day-to-day investment and administrative operations will be managed by the Adviser and the Administrator. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by the Adviser, the Administrator or their affiliates.

None of our executive officers will receive direct compensation from us. We may reimburse the Adviser the allocable portion of the compensation paid by the Administrator (or its affiliates) to our Chief Compliance Officer and Chief Financial Officer (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs).

Compensation of Directors

No compensation is expected to be paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. For fiscal year 2023, each independent director received an annual retainer of $91,000. In addition, the Chair of the Fund’s Audit Committee received an annual retainer of $6,500. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option of having their directors’ fees paid in Shares stock issued at a price per share equal to the per share net asset value of our Shares.

The table below sets forth the compensation received by each director for the fiscal year ended December 31, 2023 from (i) the Fund and (ii) all of the companies in the Fund Complex. “Fund Complex” is defined to include business development companies and registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or business development companies and registered investment companies advised by the Adviser, or that have an investment adviser that is an affiliated person of any other fund in the fund complex. Therefore, the Fund Complex consists of the Fund and AB CarVal Opportunistic Credit Fund. The Fund’s directors do not receive any retirement benefits from the Fund or any other member of the Fund Complex.

Name of Director	Fees Earned or Paid in Cash by the Fund ($)	Total Compensation from the Fund ($)	Total Compensation from the Fund Complex ($)
Interested Director
J. Brent Humphries	—	—	—
Matthew Bass	—	—	—

Name of Director	Fees Earned or Paid in Cash by the Fund ($)	Total Compensation from the Fund ($)	Total Compensation from the Fund Complex ($)
Independent Directors
John G. Jordan	$91,000	$91,000	$91,000
Richard S. Pontin	$97,500	$97,500	$97,500
Terry Sebastian	$91,000	$91,000	$91,000

Compensation Committee Report

As described herein, the Fund’s executive officers are not compensated by the Fund. Accordingly, the Fund does not have a compensation committee of the Board. The Nominating and Corporate Governance Committee performs, to the extent that may be required, any duties typically delegated to a compensation committee of a board of directors. The Nominating and Corporate Governance Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Nominating and Corporate Governance Committee Members:

John G. Jordan, Chairman
Richard S. Pontin
Terry Sebastian

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Fund under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of July 30, 2024, the beneficial ownership of each current director, the nominees for director, the Fund’s executive officers, each person known to us to beneficially own 5.0% or more of the outstanding Shares, and the executive officers and directors as a group.

The percentage ownership is based on 58,978,578.045 Shares outstanding as of July 30, 2024. As of such date, there were no Shares subject to warrants or other convertible securities outstanding. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. To our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned. The address for each listed individual is AB Private Credit Investors Corporation, 405 Colorado Street, Suite 1500, Austin, Texas 78701.

Name of Beneficial Owners	Number of Shares Beneficially Owned	Percent of Class

Interested Directors
J. Brent Humphries	—	0%
Matthew Bass	—	0%
Executive Officer	—	0%
Jennifer Friedland	—	0%
Wesley Raper	—	0%
Independent Directors		0%
John G. Jordan	21,728.637	*
Richard S Pontin	—	0%
Terry Sebastian	22,782.725	*
All Directors and Executive Officers as a Group	44,511.362	*

Owners of 5% or more of our common stock AB Private Credit Investors Corporation	—	0%

*	Represents less than 1%

Dollar Range of Equity Securities Beneficially Owned by Directors

The following table sets forth, as of July 30, 2024, the dollar range of the Shares beneficially owned by each of the Fund’s directors.

Name of Directors	Dollar Range of Equity Securities in the Fund(1)

Interested Directors
J. Brent Humphries	None
Matthew Bass	None
Independent Directors
John G. Jordan	Over $100,000
Richard S Pontin	None
Terry Sebastian	Over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

Certain Relationships and Related Transactions

Transactions with Related Persons; Review, Approval or Ratification of Transactions with Related Persons, Policies and Procedures for Managing Conflicts; Co-investment Opportunities

Certain members of the Adviser’s senior investment team and Investment Committee serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by the Adviser or AB with similar investment objectives. Similarly, the Adviser may have other clients with similar, different or competing investment objectives. As a result, members of the Adviser’s senior investment team, in their roles at the Adviser, may face conflicts in the allocation of investment opportunities among us and other investment vehicles managed by the Adviser with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with the Adviser’s allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles managed by the Adviser’s senior investment team, such investment will be apportioned by the Adviser’s senior investment team in accordance with (1) the Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates and consistent with the Order described below. Such apportionment may not be strictly pro rata, depending on the good-faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether or not a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us. The Adviser believes that this allocation system is fair and equitable, and consistent with its fiduciary duty to us. In particular, we have disclosed to investors how allocation determinations are made among any investment vehicles managed by the Adviser.

We may co-invest with investment funds, accounts and vehicles managed by the Adviser, where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations, as well as the exemptive order that we and certain of our affiliates received from the SEC on August 6, 2018, which expands relief previously granted to us on October 11, 2016, and which we refer to as the “Order.” Absent the Order, our ability to co-invest would have been more limited. The Order expands our ability to co-invest in portfolio companies with Affiliated Funds, which the new exemptive relief defines to include affiliated managed accounts, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the Order. Pursuant to the Order, we are permitted to co-invest with Affiliated Funds if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. We intend to co-invest with Affiliated Funds, subject to the conditions included in the Order.

Advisory Agreement

The Fund entered into a Second Amended and Restated Advisory Agreement on March 24, 2022, which we refer to as the “Advisory Agreement,” pursuant to which the Adviser manages our day-to-day operating activities. We pay the Adviser a fee for its services under the Advisory Agreement consisting of two components—a base management fee and an incentive fee. For the year ended December 31, 2023, the Fund incurred a management fee of $16,898,965. For the year ended December 31, 2023, the Fund incurred an income-based incentive fee of $11,850,031. For the year ended December 31, 2023, the Fund did not recognize a capital gains incentive fee under GAAP.

The Adviser, for its services to us, is entitled to receive base management and incentive fees. In addition, under the Advisory Agreement and to the extent permitted by applicable law and in the discretion of our Board, we indemnify the Adviser and certain of its affiliates.

Administration Agreement and Expense Reimbursement Agreement

We have entered into an administration agreement with the Administrator, which we refer to as the “Administration Agreement,” and a separate expense reimbursement agreement with the Adviser, which we refer to as the “Expense Reimbursement Agreement,” under which any allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs will be reimbursed by the Fund. Under the Administration Agreement, the Administrator will be responsible for providing us with clerical, bookkeeping, recordkeeping and other administrative services. Pursuant to the Expense Reimbursement Agreement, we pay the Adviser an amount equal to our allocable portion (subject to the review of our Board) of its overhead resulting from its obligations under the Expense Reimbursement Agreement, including the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associated with performing compliance functions.

Expense Support and Conditional Reimbursement Agreement

On September 29, 2017, the Fund and the Adviser entered into an agreement, which we refer to as the “Expense Support and Conditional Reimbursement Agreement,” to limit certain of the Fund’s Operating Expenses, as defined in the Expense Support and Conditional Reimbursement Agreement, to no more than 1.5% of the Fund’s average quarterly gross assets. To achieve this percentage limitation, the Adviser has agreed to reimburse the Fund for certain Operating Expenses on a quarterly basis, any such payment by the Adviser we refer to as an “Expense Payment,” and the Fund has agreed to later repay such amounts, any such payment by the Fund we refer to as a “Reimbursement Payment,” pursuant to the terms of the Expense Support and Conditional Reimbursement Agreement.

As of December 31, 2023, the amount of Expense Payments provided by the Adviser since inception was $4,874,139. The following table reflects the Expense Payments that may be subject to reimbursement pursuant to the Expense Agreement:

For the Quarters Ended	Amount of Expense Support	Amount of Reimbursement Payment	Amount of Unreimbursed Expense Support	Effective Rate of Distribution per Share(1)	Reimbursement Eligibility Expiration	Percentage Limit(2)

September 30, 2017	$1,002,147	$1,002,147	$—	n/a	September 30, 2020	1.5%
December 31, 2017	1,027,398	1,027,398	—	n/a	December 31, 2020	1.5%
March 31, 2018	503,592	503,592	—	n/a	March 31, 2021	1.5%
June 30, 2018	1,086,482	755,992	330,490	4.787%	June 30, 2021	1.0%
September 30, 2018	462,465	462,465	—	4.715%	September 30, 2021	1.0%
December 31, 2018	254,742	—	254,742	6.762%	December 31, 2021	1.0%
March 31, 2019	156,418	156,418	—	5.599%	March 31, 2022	1.0%
June 30, 2019	259,263	259,263	—	6.057%	June 30, 2022	1.0%
September 30, 2019	31,875	31,875	—	5.154%	September 30, 2022	1.0%
December 31, 2019	—	—	—	6.423%	December 31, 2022	1.0%
March 31, 2020	89,757	—	89,757	10.17%	March 31, 2023	1.0%
June 30, 2020	—	—	—	5.662%	June 30, 2023	1.5%
September 30, 2020	—	—	—	6.063%	September 30, 2023	1.5%
December 31, 2020	—	—	—	6.266%	December 31, 2023	1.5%

For the Quarters Ended	Amount of Expense Support	Amount of Reimbursement Payment	Amount of Unreimbursed Expense Support	Effective Rate of Distribution per Share(1)	Reimbursement Eligibility Expiration	Percentage Limit(2)
March 31, 2021	—	—	—	6.241%	March 31, 2024	1.0%
June 30, 2021	—	—	—	6.219%	June 30, 2024	1.0%
September 30, 2021	—	—	—	6.503%	September 30, 2024	1.0%
December 31, 2021	—	—	—	5.706%	December 31, 2024	1.0%
March 31, 2022	—	—	—	9.483%	March 31, 2025	1.0%
June 30, 2022	—	—	—	5.815%	June 30, 2025	1.0%
September 30, 2022	—	—	—	7.590%	September 30, 2025	1.0%
December 31, 2022	—	—	—	10.135%	December 31, 2025	1.0%
March 31, 2023	—	—	—	4.237%	March 31, 2026	1.0%
June 30, 2023	—	—	—	7.940%	June 30, 2026	1.0%
September 30, 2023	—	—	—	9.251%	September 30, 2026	1.0%
December 31, 2023	—	—	—	8.892%	December 31, 2026	1.0%

Total	$4,874,139	$4,199,150	$674,989

(1)

The effective rate of distribution per share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable period (which is calculated by annualizing the regular quarterly cash distributions per share as of such date without compounding), divided by the Fund’s gross offering price per share as of such date.

(2)	Represents the actual percentage of Operating Expenses paid by the Fund in any quarter after deducting any Expense Payment, as a percentage of the Fund’s average quarterly gross assets.

Transfer Agency Agreement

On September 26, 2017, the Fund and AllianceBernstein Investor Services, Inc., which we refer to as “ABIS,” an affiliate of the Fund, entered into an agreement pursuant to which ABIS will provide transfer agent services to the Fund. The Fund bears the expenses related to the agreement with ABIS.

PROPOSALS

Overview of Proposals

This Proxy Statement contains two proposals requiring stockholder action:

•	Proposal No. 1 requests that stockholders re-elect Matthew Bass for a three-year term expiring at the 2027 meeting of stockholders and until his successor is duly elected and qualified;
•	Proposal No. 2 requests that stockholders re-elect John G. Jordan for a three-year term expiring at the 2027 meeting of stockholders and until his successor is duly elected and qualified; and
•	Proposal No. 3 requests that stockholders ratify of the appointment of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2024.

Each proposal is discussed in more detail below.

Proposal No. 1 – Re-Election of Matthew Bass

The Board has nominated director Matthew Bass to be re-elected to serve as one of the Fund’s Class II directors for a three-year term, until the 2027 annual meeting of stockholders and until his successor is duly elected and qualified. Mr. Bass has consented to serving as a nominee, being named in this proxy statement, and continuing to serve on the Board if re-elected. Mr. Bass is not being proposed for re-election pursuant to any agreement or understanding between him and the Fund.

Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed by stockholders on the proxy cards or, if no direction is given, “FOR” the re-election of the Board’s nominee, Mr. Matthew Bass. In the event that Mr. Bass should become unable to serve because of an event not now anticipated or declines to serve as a director at the time of the Annual Meeting, the persons named as proxies will vote for such other nominee as may be proposed by the Board. The Board has no reason to believe that Mr. Bass will be unable or unwilling to continue to serve.

Vote Required

In this uncontested election, Mr. Bass will be re-elected by a majority of all the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes will not count as votes cast and will therefore have no effect on the re-election of Mr. Bass.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE RE-ELECTION OF DIRECTOR

MATTHEW BASS

Proposal No. 2 – Re-Election of John G. Jordan

The Board has nominated director John G. Jordan to be re-elected to serve as one of the Fund’s Class II directors for a three-year term, until the 2027 annual meeting of stockholders and until his successor is duly elected and qualified. Mr. Jordan has consented to serving as a nominee, being named in this proxy statement, and continuing to serve on the Board if re-elected. Mr. Jordan is not being proposed for re-election pursuant to any agreement or understanding between him and the Fund.

Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed by stockholders on the proxy cards or, if no direction is given, “FOR” the re-election of the Board’s nominee, Mr. John G. Jordan. In the event that Mr. Jordan should become unable to serve because of an event not now anticipated or declines to serve as a director at the time of the Annual Meeting, the persons named as proxies will vote for such other nominee as may be proposed by the Board. The Board has no reason to believe that Mr. Jordan will be unable or unwilling to continue to serve.

Vote Required

In this uncontested election, Mr. Jordan will be re-elected by a majority of all the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes will not count as votes cast and will therefore have no effect on the re-election of Mr. Jordan.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE RE-ELECTION OF DIRECTOR

JOHN G. JORDAN

Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has re-appointed PricewaterhouseCoopers LLP, which we refer to as “PwC,” as the Fund’s independent registered public accounting firm and as auditors of the Fund’s consolidated financial statements for 2024. PwC has served as the Fund’s independent registered public accounting firm since 2016.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of PwC as the Fund’s independent registered public accounting firm for 2024. The Fund is not required to have the stockholders ratify the selection of PwC as the Fund’s independent registered public accounting firm, however, the Fund is doing so because it believes it is a matter of best corporate practices. In the event of a negative vote on such ratification, the Audit Committee will reconsider the appointment. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if the Audit Committee determines that such a change would be in the best interests of the Fund and its stockholders. Representatives of PwC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.

Fees to Auditors

The following table shows the audit fees and non-audit related fees accrued or paid to PwC for professional services performed for the Fund’s fiscal years ended December 31, 2023 and 2022:

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit Fees	$413,000	$374,500
Audit Related Fees	1,773,000	1,666,000
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$2,186,000	$2,040,500

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audits of the Fund’s financial statements, review of financial statements included in the Fund’s Quarterly Reports on Form 10-Q and services that are normally provided by PwC in connection with statutory and regulatory filings.

Audit Related Fees. Audit related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

The aggregate audit related fees billed by PwC to the Adviser, and any entity controlling, controlled by, or under common control with AB, that provides ongoing services to the Fund, for engagement directly related to the Fund’s operations and financial reporting, for the years ended December 31, 2023 and 2022 were $1,773,000 and $1,666,000, respectively, as reflected in the table above. These amounts represent fees that PwC billed to AB for services related to audit work in respect of SOC 1 matters for the Adviser and AllianceBernstein Investor Services, Inc. (the Fund’s transfer agent), and are not borne by the Fund.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state, and local tax compliance and filings.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

The Fund maintains an auditor independence policy that, among other things, mandates that the Audit Committee review, negotiate and approve in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permissible non-audit services for the Fund, and for permissible non-audit services for the Adviser and any affiliates thereof that provide services to the Fund, if such non-audit services are directly related to the operations or financial reporting of the Fund. All of the audit and non-audit services described above for which fees were incurred by the Fund for the fiscal year ended December 31, 2023 and 2022 were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Audit Committee Report

As part of its oversight of the Fund’s financial statements, the Audit Committee reviewed and discussed with both management and the Fund’s independent registered public accounting firm the Fund’s financial statements filed with the SEC for the fiscal year ended December 31, 2023. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States).

The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by PwC, the Fund’s independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Audit Committee Chair, Richard S. Pontin, who will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by PwC to management.

The Audit Committee received and reviewed the written disclosures from PwC required by the applicable Public Company Accounting Oversight Board rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with PwC its independence. The Audit Committee has reviewed the audit fees paid by the Fund to PwC. It has also reviewed non-audit services and fees to assure compliance with the Fund’s and the Audit Committee’s policies restricting PwC from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the year ended December 31, 2023 be included in the Fund’s annual report on Form 10-K for 2023, for filing with the SEC. The Audit Committee also recommended the appointment of PwC to serve as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2024.

Audit Committee Members: Richard S. Pontin, Chairman John G. Jordan Terry Sebastian

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Fund under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting, provided that a quorum is present, is necessary for approval of the Accountant Proposal. Abstentions will not count as votes cast and will therefore have no effect on the Accountant Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Fund’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Shares, there will not be any broker non-votes with respect to the Accountant Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OF THE FUND FOR FISCAL YEAR 2024.

STOCKHOLDER PROPOSALS

The Fund expects that the 2025 annual meeting of stockholders will be held in September 2025, but the exact date, time and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the Secretary of the Fund, 501 Commerce Street, Nashville, Tennessee 37203, Attention: Secretary. Notices of intention to present proposals, including nomination of a director, at the 2025 annual meeting must be received by the Fund not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting nor later than 4:00 p.m., Central Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. However, if the date of the 2025 annual meeting is advanced or delayed by more than 30 days from the anniversary of the 2024 annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 4:00 p.m., Central Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In order for a proposal to be considered for inclusion in the Fund’s proxy statement for the 2025 annual meeting, the Fund must receive the proposal no later than the 120th day prior to the first anniversary of the date of the Fund’s proxy statement for the preceding year’s annual meeting. The submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Fund reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER BUSINESS

The Board is not aware of any other matters that will be presented for action at the Annual Meeting other than those set forth herein. Should any other matters requiring a vote of stockholders arise, proxies will be voted in accordance with the judgment of the persons named in the form of proxy.

* * * * *

P.O. Box 8035, Cary, NC 27512-9916

This form reflects all of your accounts registered to the same Social Security or Tax ID number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts as indicated on the reverse side of this form.

INTERNET Go To: www.proxydocs.com/AB ● Cast your vote online. ● Have your Proxy Card ready. ● Follow the simple instructions to record your vote.

TOUCH-TONE PHONE Call 1-844-926-2150 ● Use any touch-tone telephone. ● Have your Proxy Card ready. ● Follow the simple recorded instructions.

LIVE REPRESENTATIVE Call 1-888-706-0515 ● Have your Proxy Card ready. ● Vote on a recorded line.

MAIL ● Mark, sign and date your Proxy Card. ● Fold and return your Proxy Card in the postage- paid envelope provided with the address below showing through the window.

PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916

 Please fold here—Do not separate

AB PRIVATE CREDIT INVESTORS CORPORATION

Annual Meeting of Stockholders

SEPTEMBER 17, 2024, 10:45 AM CT

This proxy is solicited by the Board of Directors

The undersigned stockholder of AB Private Credit Investors Corporation hereby appoints J. Brent Humphries, Wesley Raper and Neal Kalechofsky, and each of them, the attorneys and the proxies of the undersigned, with full power of substitution, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of AB Private Credit Investors Corporation that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:45 AM, CT on September 17, 2024, at the following website: www.proxydocs.com/AB, and any adjournment or postponement thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If this proxy is properly executed but no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

PLEASE MARK, SIGN AND DATE, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED BELOW.

Please print and sign exactly as your name(s) appear(s) on this card to authorize the voting of your shares. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

Signature and Title, if applicable Additional Signature (if held jointly) Date	Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

PX AB PCIC-V2

AB PRIVATE CREDIT INVESTORS CORPORATION

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting, Proxy Statement, Form of Proxy and

our 2023 Annual Report are available at www.proxydocs.com/AB

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ∎

The Board of Directors recommends you vote FOR the following nominees and proposals:

☐ Express Vote Option: To vote ALL accounts as the Board recommends for the proposals, mark the box at the left. No other vote is necessary.

1.	The election of Matthew Bass for a three-year term expiring at the 2027 meeting of stockholders and until his successor is duly elected and qualified.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
[Account Name 1]	☐	☐	☐	[Account Name 2]	☐	☐	☐
[Account Name 3]	☐	☐	☐	[Account Name 4]	☐	☐	☐

2.	The election of John G. Jordan for a three-year term expiring at the 2027 meeting of stockholders and until his successor is duly elected and qualified.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
[Account Name 1]	☐	☐	☐	[Account Name 2]	☐	☐	☐
[Account Name 3]	☐	☐	☐	[Account Name 4]	☐	☐	☐

3.	To approve a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
[Account Name 1]	☐	☐	☐	[Account Name 2]	☐	☐	☐
[Account Name 3]	☐	☐	☐	[Account Name 4]	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE

PXY AB PCIC-V2